                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                   FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



                               February 4, 1998
               ------------------------------------------------
               Date of Report (Date of earliest event reported)


                       CONSOLIDATION CAPITAL CORPORATION
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              (Exact name of Registrant Specified in its Charter)

                                   Delaware
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                (State or other jurisdiction of incorporation)


                                   000-23421
                             ---------------------
                             (Commission File No.)


                                  52-2054952
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                    (I.R.S. Employer Identification Number)



      1747 Pennsylvania Avenue, N.W., Suite 900, Washington, D.C.   20006
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           (Address of principal executive offices)        (Zip Code)



                                (202) 955-5490
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             (Registrant's telephone number, including area code)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On February 4, 1998, Consolidation Capital Corporation (the "Company") consummated the acquisition of Service Management USA and its affiliates ("Service Management"). Additional information relating to the acquisition of Service Management has been previously reported in the Company's Registration Statement on Form S-1, dated January 21, 1998, and has been omitted pursuant to General Instruction B.3 of Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Financial Statements of Business Acquired

     Consolidated financial statements of Service Management USA, Inc. as of December 31, 1995 and 1996 and for the years then ended and the nine months ended September 30, 1996 and 1997 (unaudited). *

(b)  Pro Forma Financial Information

     Pro forma financial information as of September 30, 1997 and for the year ended December 31, 1996 and the nine months ended September 30, 1996 and 1997. *

(c)  Exhibits

     (i) Agreement and Plan of Reorganization, dated as of January 29, 1998, by and among Consolidation Capital Corporation, CCC1 Acquisition Corp., Service Management USA Inc., and the stockholder named therein.



__________________
* Previously filed in the Registration Statement on Form S-1, filed on January 21, 1998 (File No. 333-42317), and omitted pursuant to General Instruction B.3 of Form 8-K.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CONSOLIDATION CAPITAL CORPORATION

Dated:  February 17 , 1998         By: /s/ F. Traynor Beck
                                      -----------------------------------------
                                      F. Traynor Beck
                                      Executive Vice President, General Counsel
                                      and Secretary
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                                 EXHIBIT INDEX

Exhibit
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2.1       Agreement and Plan of Reorganization, dated as of January 29, 1998, by and among Consolidation Capital Corporation, CCC1 Acquisition Corp., Service Management USA Inc., and the stockholder named herein.